UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5628

Name of Registrant:	Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2006 - March 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Asset Allocation Fund

> Semiannual Report

March 31, 2007

>	Vanguard Asset Allocation Fund’s Investor Shares returned 7.3%, driven by the fund’s 100% exposure to the stock market for most of the half-year.

>	In February, the advisor shifted 10% of the fund’s assets to cash, where yields were higher than for long-term Treasury bonds.

>	During the six months, the S&P 500 gained 7.4%, compared with a 1.5% return for the Lehman Long Treasury Index.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Asset Allocation Fund
Investor Shares	7.3%
Admiral™ Shares[1]	7.4
Asset Allocation Composite Index[2]	5.4
Average Flexible Portfolio Fund[3]	7.1
Dow Jones Wilshire 5000 Index	8.9

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Asset Allocation Fund
Investor Shares	$27.29	$28.97	$0.310	$0.000
Admiral Shares	61.28	65.07	0.731	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 65% S&P 500 Index and 35% Lehman Long Treasury Index.

3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For the fiscal half-year ended March 31, 2007, Vanguard Asset Allocation Fund returned 7.3% (Investor Shares). The fund maintained a 100% allocation to equities for much of the period, correctly anticipating a better market for stocks than for low-yielding fixed income investments. The advisor’s one allocation shift was well-timed. The fund switched 10% of its holdings to cash shortly before a steep drop in the stock market in late February.

The fund’s six-month performance outpaced both the return of its benchmark index and the average return of similar flexible-portfolio funds.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Continued focus on equities aided fund returns

Mellon Capital Management, the advisor for the Asset Allocation Fund, splits the fund’s assets among stocks, bonds, and cash based on the relative prospects for each in the years ahead. Mellon’s formula has resulted in a 100% stock allocation for much of the past few years. Deviations have been rare and modest—the fund’s shift to 90% stocks and 10% cash in February, for example. The fund’s neutral allocation, which would imply that stocks and bonds were fairly valued relative to each other, is 65% stocks and 35% bonds.

The heavy preference for equities has continued to pay off for investors. During the past six months, the Standard & Poor’s 500 Index gained 7.4%, compared with a

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1 Annualized.

1.5% return for the Lehman Long Treasury Index. Stocks benefited from low interest rates, strong economic growth globally, and mostly good news on corporate profits.

The S&P’s performance was far from smooth, with a 6% drop in late February, most of which was recouped in March. Gains were small—between 2% and 5%—for the index’s three largest sectors (financials, information technology, and health care). Financial stocks were particularly hard hit by concerns about homeowners’ ability to repay mortgages. The biggest gains during the half-year came from sectors with smaller weightings in the index, such as materials, utilities, and telecommunication services.

The Federal Reserve’s guidance on short-term interest rates was unchanged during the half-year. Yields of long-term bonds remained low, as investors priced in expectations of slower growth. Yields at the shortest end of the maturity spectrum were higher than long-term yields, leading the advisor to invest in cash rather than the long-term bonds the fund uses for exposure to the bond market.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report on page 6.

With shifting allocations, it takes time to see results

Few funds that allocate assets among stocks, bonds, and cash have as much latitude as Mellon enjoys with the Asset

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Flexible
	Shares	Shares	Portfolio Fund
Asset Allocation Fund	0.39%	0.28%	1.37%

1 Fund expense ratios reflect the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Allocation Fund. Investors in the fund should understand that it can be allocated 100% to a single asset class at any time, and frequently has been in recent years. That means more volatility in the short term than for a fund that always includes a mix of stocks and bonds.

While short-term downdrafts are possible with this strategy, the fund’s advisor has proven effective over time at moving between stocks and fixed income investments to generate stock-market-like returns with somewhat less long-term volatility. Still, although the fund can play an important role in your portfolio, it is far from a one-stop shop. When it is allocated 100% to equities, you have no exposure to bonds (or to smaller-capitalization stocks or international stocks). If it were allocated 100% to bonds, you would have exposure to long-term U.S. Treasuries, but no other bond sector. Therefore, the fund is best used as part of a portfolio designed to cover the full breadth of the stock and bond markets.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 12, 2007

Portfolio Allocation Changes

Date	Stocks	Bonds	Cash
Starting Allocation: September 30, 2006	100%	0%	0%
February 12, 2007	90	0	10

Advisor’s Report

For the six months ended March 31, 2007, the equity market handily outperformed long-term U.S. Treasury bonds. By maintaining an overweighted position in stocks relative to the neutral benchmark allocation of 65% stocks/35% bonds, Vanguard Asset Allocation Fund was able to outperform its benchmark by 1.9 percentage points. The fund posted a total return (price change plus reinvested income) of 7.3% for the six months. (Admiral Shares returned 7.4%.) The Asset Allocation Composite Index’s total return of 5.4% reflected the 7.4% return of the Standard & Poor’s 500 Index and the 1.5% return of the Lehman Brothers Long Treasury Index.

The investment environment

The Federal Reserve Board has maintained the federal funds target rate unchanged, at 5.25%, signaling its intention to keep a sharp eye on inflation. Between July 2006 and February 2007, U.S. stocks marched inexorably higher without any major corrections. In mid-February, we scaled back our stock allocation from 100% to 90% after this dramatic seven-month rally reduced our model’s expected return for stocks.

February’s defensive move notwithstanding, the underlying economic fundamentals that brought us to an overweighted equity allocation remain intact. Inflation remains under control and close to the Fed’s comfort zone, and consensus forecasts for long-term U.S. corporate earnings growth continue to remain solid. The fund is maintaining a strong overweighting in equities, as the relative valuation between stocks, bonds, and cash continues to strongly favor stocks.

Our successes

Consistent with the wide spread between the expected returns of stocks and bonds that prevailed on September 30, 2006, we began the fiscal year with an aggressive 100% allocation to stocks, a position we maintained until mid-February 2007, when we trimmed our stock position to 90% and increased our cash allocation to 10% from 0%. This overweighting in equities led the fund to outperform its benchmark by 1.9 percentage points.

As always, our overweighted equity allocation is driven by a disciplined evaluation of the risk-adjusted expected returns of stocks relative to the risk-adjusted expected returns of bonds and cash. During the past six months, the expected returns for stocks substantially exceeded those for bonds and cash (the equity risk premium remained well above its long-run fair value). Our expectations for long-run equity returns were, in turn, driven by strong earnings, cash flow, and growth prospects for corporate America.

Our shortfalls

Over the past three decades, whenever our model has recommended an aggressive overweighting in stocks, our investors have been amply rewarded. The average 12-month realized return spread between stocks and bonds has been 17.4% following our 100% stock recommendations, and 8.6% following our 90% stock recommendations. Although this gives us confidence that profitable opportunities exist when expected return spreads diverge from their equilibrium levels, we cannot always expect immediate gratification. In any event, we fully expect that the markets will correct the current misvaluation within a very reasonable horizon.

Our portfolio positioning

As you know, we follow a disciplined process that focuses on forward-looking risk-adjusted returns. We evaluate each asset class return individually and comparatively (adjusted for risk) and choose the asset allocation most likely to maximize long-run risk-adjusted returns.

The U.S. equity market remains attractive, while expected returns for bonds are quite unattractive at these depressed yields. Currently, our calculations show that the S&P 500 Index should deliver a return of more than 10% per year, on average, over the next ten years. Meanwhile, high-grade corporate bonds trade at a yield of less than 5.9%. At more than 4% per year, the Mellon Capital expected risk premium remains compelling enough for an overweighted position of 90% stocks (25 percentage points higher than the benchmark’s neutral allocation of 65%). We remain confident that, in time, we will be further rewarded for bearing the risk of our current 90% stock recommendation.

Charles J. Jacklin, President and Chief Executive Officer

Thomas F. Loeb, Chairman and Co-founder

Helen Potter, CFA, Managing Director

Mellon Capital Management Corporation

April 18, 2007

Fund Profile

As of March 31, 2007

Total Fund Characteristics

Turnover Rate	4%[1]
Expense Ratio
Investor Shares	0.39%[1]
Admiral Shares	0.28%[1]
Short-Term Reserves	10%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Fund	Index[2]	Index[3]
Consumer Discretionary	10%	10%	12%
Consumer Staples	10	9	9
Energy	10	10	9
Financials	21	22	22
Health Care	12	12	11
Industrials	11	11	11
Information Technology	15	15	15
Materials	3	3	4
Telecommunication Services	4	4	3
Utilities	4	4	4

Total Fund Volatility Measures[4]
	Fund Versus	Fund Versus
	Composite Index[5]	Broad Index[3]
R-Squared	0.77	0.95
Beta	1.16	0.82

Ten Largest Stocks[6] (% of equity portfolio)

ExxonMobil Corp.	integrated oil and gas	3.4%
General Electric Co.	industrial conglomerates	2.9
Citigroup, Inc.	diversified financial services	2.0
AT&T Inc.	integrated telecommunication services	1.9
Microsoft Corp.	systems software	1.9
Bank of America Corp.	diversified financial services	1.8
The Procter & Gamble Co.	household products	1.6
Altria Group, Inc.	tobacco	1.5
Pfizer Inc.	pharmaceuticals	1.4
American International Group, Inc.	multi-line insurance	1.4
Top Ten		19.8%
Top Ten as % of Total Net Assets		15.7%

Fund Asset Allocation7

1 Annualized.

2 S&P 500 Index.

3 Dow Jones Wilshire 5000 Index.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

5 65% S&P 500 Index and 35% Lehman Long Treasury Index.

6 “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

7 Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	501	500	4,948
Median Market Cap	$54.6B	$54.6B	$30.6B
Price/Earnings Ratio	16.6x	16.6x	17.6x
Price/Book Ratio	2.8x	2.8x	2.8x
Dividend Yield	1.9%	1.9%	1.7%
Return on Equity	19.2%	19.2%	16.9%
Earnings Growth Rate	19.8%	19.8%	20.8%
Foreign Holdings	0.0%	0.0%	0.7%

Fixed Income Characteristics
		Comparative	Broad
Fund[3]		Index[4]	Index[5]
Number of Bonds	0	34	7,248
Average Coupon	—	7.0%	5.4%
Average Effective Maturity	—	17.4 years	6.9 years
Average Quality[6]	—	AAA	AA1
Average Duration	—	10.7 years	4.5 years

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500 Index.

2 Dow Jones Wilshire 5000 Index.

3 As of March 31, 2007, the fund owned no bonds. When the fund owns bonds, it typically invests in long-term U.S. Treasury securities.

4 Lehman Long Treasury Index.

5 Lehman Aggregate Bond Index.

6 Moody’s Investors Service.

See page 28 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1996–March 31, 2007
			Investor Shares
				Composite
Fiscal	Capital	Income	Total	Index Total
Year	Return	Return	Return	Return[1]
1997	24.7%	4.7%	29.4%	30.4%
1998	11.5	3.7	15.2	14.2
1999	10.5	4.2	14.7	14.4
2000	7.0	4.4	11.4	12.4
2001	–16.6	3.1	–13.5	–13.8
2002	–18.5	2.1	–16.4	–8.8
2003	24.1	1.7	25.8	17.4
2004	10.9	1.9	12.8	10.8
2005	9.4	2.2	11.6	10.6
2006	8.8	2.2	11.0	7.9
2007[2]	6.2	1.1	7.3	5.4

Average Annual Total Returns: Periods Ended March 31, 2007
						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	11/3/1988	12.14%	7.84%	6.35%	2.83%	9.18%
Admiral Shares	8/13/2001	12.31	7.96	4.79[3]	2.10[3]	6.89[3]

1 65% S&P 500 Index and 35% Lehman Long Treasury Index.

2 Six months ended March 31, 2007.

3 Return since inception.

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (80.1%)[1]
Consumer Discretionary (8.5%)
*	Comcast Corp. Class A	2,593,834	67,310
	Time Warner, Inc.	3,181,367	62,737
	Home Depot, Inc.	1,695,689	62,300
	The Walt Disney Co.	1,718,615	59,172
	McDonald’s Corp.	1,003,399	45,203
	News Corp., Class A	1,944,800	44,964
	Target Corp.	713,670	42,292
	Lowe’s Cos., Inc.	1,265,304	39,844
*	Viacom Inc. Class B	577,542	23,743
*	Kohl’s Corp.	273,255	20,934
	CBS Corp.	649,392	19,865
*	Starbucks Corp.	628,222	19,701
	Federated Department Stores, Inc.	436,327	19,657
	The McGraw-Hill Cos., Inc.	293,106	18,431
	Carnival Corp.	370,072	17,342
	NIKE, Inc. Class B	155,118	16,483
	Best Buy Co., Inc.	335,632	16,352
	Staples, Inc.	600,410	15,515
	Johnson Controls, Inc.	162,653	15,390
	(J.C. Penney Co., Inc. Holding Co.)	186,966	15,361
*	Coach, Inc.	304,400	15,235
*	DIRECTV Group, Inc.	640,483	14,776
	Omnicom Group Inc.	142,503	14,589
	Clear Channel Communications, Inc.	412,619	14,458
	General Motors Corp.	469,912	14,398
	Marriott International, Inc. Class A	277,606	13,592
	Harrah’s Entertainment, Inc.	154,577	13,054
	Harley-Davidson, Inc.	217,054	12,752
	Yum! Brands, Inc.	220,154	12,716
*	Sears Holdings Corp.	69,840	12,582
	Ford Motor Co.	1,578,340	12,453
	Hilton Hotels Corp.	321,256	11,552
	Starwood Hotels & Resorts Worldwide, Inc.	177,103	11,485

			Market
			Value•
		Shares	($000)
	International Game Technology	282,055	11,389
	Gannett Co., Inc.	194,704	10,960
	TJX Cos., Inc.	378,158	10,195
*	Amazon.com, Inc.	255,600	10,170
	Nordstrom, Inc.	190,055	10,062
	Fortune Brands, Inc.	126,252	9,951
*	Bed Bath & Beyond, Inc.	236,904	9,516
	Mattel, Inc.	319,644	8,813
*	Office Depot, Inc.	236,005	8,293
	The Gap, Inc.	436,294	7,509
	Limited Brands, Inc.	282,133	7,352
	Newell Rubbermaid, Inc.	231,213	7,188
	Genuine Parts Co.	143,153	7,015
*	IAC/InterActiveCorp	181,797	6,856
	VF Corp.	75,430	6,232
	Sherwin-Williams Co.	91,252	6,026
*	AutoZone Inc.	44,951	5,760
	H & R Block, Inc.	265,406	5,584
*	Wyndham Worldwide Corp.	160,959	5,497
	Dollar General Corp.	258,543	5,468
	Tribune Co.	170,048	5,460
	Whirlpool Corp.	63,618	5,402
	Eastman Kodak Co.	235,635	5,316
*	Apollo Group, Inc. Class A	117,603	5,163
	Tiffany & Co.	113,052	5,142
	Harman International Industries, Inc.	53,100	5,102
	D. R. Horton, Inc.	229,300	5,045
	Darden Restaurants Inc.	119,081	4,905
	Lennar Corp. Class A	115,900	4,892
	Black & Decker Corp.	56,490	4,611
	Pulte Homes, Inc.	173,404	4,588
*	The Goodyear Tire & Rubber Co.	145,093	4,525
	Abercrombie & Fitch Co.	59,540	4,506
	Polo Ralph Lauren Corp.	50,313	4,435
*	Interpublic Group of Cos., Inc.	358,506	4,413
	Centex Corp.	97,202	4,061
	Hasbro, Inc.	134,603	3,852

			Market
			Value•
		Shares	($000)
	Liz Claiborne, Inc.	86,252	3,696
	Family Dollar Stores, Inc.	123,503	3,658
	The Stanley Works	65,801	3,643
	Leggett & Platt, Inc.	151,903	3,444
	OfficeMax, Inc.	61,084	3,222
	E.W. Scripps Co. Class A	68,900	3,078
	RadioShack Corp.	108,531	2,934
*	AutoNation, Inc.	137,696	2,925
*	Big Lots Inc.	90,952	2,845
	KB Home	66,002	2,816
	Jones Apparel Group, Inc.	91,152	2,801
	Wendy’s International, Inc.	88,897	2,782
^	New York Times Co. Class A	117,552	2,764
	Brunswick Corp.	78,601	2,503
	Snap-On Inc.	50,251	2,417
	Circuit City Stores, Inc.	121,253	2,247
	Meredith Corp.	35,501	2,037
	Dow Jones & Co., Inc.	53,369	1,840
	Dillard’s Inc.	50,501	1,653
			1,110,797
Consumer Staples (7.7%)
	The Procter & Gamble Co.	2,632,861	166,292
	Altria Group, Inc.	1,749,808	153,651
	Wal-Mart Stores, Inc.	2,043,243	95,930
	PepsiCo, Inc.	1,364,366	86,719
	The Coca-Cola Co.	1,694,239	81,323
	CVS/Caremark Corp.	1,278,416	43,645
	Walgreen Co.	833,707	38,259
	Anheuser-Busch Cos., Inc.	638,774	32,233
	Colgate-Palmolive Co.	427,337	28,542
	Kimberly-Clark Corp.	380,795	26,081
	Costco Wholesale Corp.	381,999	20,567
	Archer-Daniels-Midland Co.	546,132	20,043
	Sysco Corp.	513,609	17,375
	The Kroger Co.	597,111	16,868
	General Mills, Inc.	284,306	16,552
	Avon Products, Inc.	369,157	13,755
	Safeway, Inc.	369,507	13,539
	H.J. Heinz Co.	275,537	12,983
	Kellogg Co.	205,827	10,586
	Sara Lee Corp.	621,262	10,512
	ConAgra Foods, Inc.	418,508	10,425
	Wm. Wrigley Jr. Co.	182,866	9,313
	Reynolds American Inc.	143,324	8,945
	The Clorox Co.	126,703	8,070
	The Hershey Co.	145,774	7,968
	UST, Inc.	131,403	7,619
	Campbell Soup Co.	187,546	7,305
	SuperValu Inc.	171,382	6,696
	Whole Foods Market, Inc.	116,850	5,241
	The Estee Lauder Cos. Inc. Class A	105,100	5,134
*	Dean Foods Co.	109,000	5,095
	Coca-Cola Enterprises, Inc.	243,607	4,933
	Brown-Forman Corp. Class B	66,372	4,351

			Market
			Value•
		Shares	($000)
	McCormick & Co., Inc.	108,752	4,189
	Molson Coors Brewing Co. Class B	43,664	4,131
	Tyson Foods, Inc.	203,100	3,942
	Kraft Foods Inc.	122,836	3,889
	The Pepsi Bottling Group, Inc.	116,544	3,717
*	Constellation Brands, Inc. Class A	171,300	3,628
			1,020,046
Energy (8.1%)
	ExxonMobil Corp.	4,747,108	358,169
	Chevron Corp.	1,811,287	133,963
	ConocoPhillips Co.	1,367,434	93,464
	Schlumberger Ltd.	979,000	67,649
	Occidental Petroleum Corp.	715,849	35,299
	Valero Energy Corp.	502,408	32,400
	Marathon Oil Corp.	292,100	28,868
	Halliburton Co.	835,421	26,516
	Devon Energy Corp.	367,222	25,419
*	Transocean Inc.	242,912	19,846
	Apache Corp.	273,711	19,351
	Baker Hughes, Inc.	266,511	17,624
	XTO Energy, Inc.	305,027	16,719
	Anadarko Petroleum Corp.	381,948	16,416
	EOG Resources, Inc.	202,304	14,432
	Williams Cos., Inc.	496,638	14,134
	Spectra Energy Corp.	521,451	13,699
*	Weatherford International Ltd.	282,057	12,721
	Hess Corp.	226,053	12,539
*	National Oilwell Varco Inc.	143,944	11,197
	Chesapeake Energy Corp.	348,520	10,762
	Kinder Morgan, Inc.	85,252	9,075
	Noble Corp.	113,952	8,966
	Peabody Energy Corp.	221,237	8,903
	Murphy Oil Corp.	156,600	8,362
	El Paso Corp.	576,687	8,345
	Smith International, Inc.	167,969	8,071
*	Nabors Industries, Inc.	254,404	7,548
	Sunoco, Inc.	100,344	7,068
	ENSCO International, Inc.	124,150	6,754
	BJ Services Co.	238,926	6,666
	CONSOL Energy, Inc.	153,939	6,024
	Rowan Cos., Inc.	88,051	2,859
			1,069,828
Financials (17.3%)
	Citigroup, Inc.	4,082,710	209,606
	Bank of America Corp.	3,731,189	190,365
	American International Group, Inc.	2,169,149	145,810
	JPMorgan Chase & Co.	2,895,983	140,108
	Wells Fargo & Co.	2,805,012	96,577
	Wachovia Corp.	1,583,715	87,184
	The Goldman Sachs Group, Inc.	342,960	70,866
	Morgan Stanley	887,612	69,908

		Market
		Value•
	Shares	($000)
Merrill Lynch & Co., Inc.	734,518	59,988
American Express Co.	1,000,994	56,456
U.S. Bancorp	1,476,768	51,643
Fannie Mae	810,154	44,218
MetLife, Inc.	631,632	39,888
Prudential Financial, Inc.	396,328	35,773
Freddie Mac	575,759	34,252
The Allstate Corp.	519,261	31,187
Lehman Brothers Holdings, Inc.	440,408	30,859
Washington Mutual, Inc.	741,243	29,931
The Travelers Cos., Inc.	573,342	29,682
The Bank of New York Co., Inc.	634,971	25,748
Capital One Financial Corp.	339,019	25,582
The Hartford Financial Services Group Inc.	263,382	25,174
SunTrust Banks, Inc.	294,258	24,435
Regions Financial Corp.	605,777	21,426
PNC Financial Services Group	288,621	20,772
Simon Property Group, Inc.REIT	183,898	20,459
AFLAC Inc.	410,867	19,335
National City Corp.	516,333	19,233
BB&T Corp.	449,458	18,437
Fifth Third Bancorp	462,171	17,881
State Street Corp.	275,885	17,864
The Chubb Corp.	342,325	17,688
Countrywide Financial Corp.	516,058	17,360
Loews Corp.	379,669	17,248
Franklin Resources Corp.	138,726	16,762
Lincoln National Corp.	236,774	16,051
Charles Schwab Corp.	853,935	15,618
ACE Ltd.	270,454	15,432
The Chicago Mercantile Exchange	28,778	15,323
Mellon Financial Corp.	342,196	14,762
Bear Stearns Co., Inc.	96,699	14,539
SLM Corp.	339,606	13,890
Progressive Corp. of Ohio	626,812	13,677
Marsh & McLennan Cos., Inc.	458,867	13,440
The Principal Financial Group, Inc.	224,105	13,417
ProLogis REIT	206,452	13,405
Genworth Financial Inc.	368,701	12,882
Vornado Realty Trust REIT	107,471	12,826
KeyCorp	333,805	12,508
Moody’s Corp.	194,204	12,052
Equity Residential REIT	243,534	11,746
Ameriprise Financial, Inc.	200,738	11,470
Boston Properties, Inc. REIT	97,508	11,447
Host Hotels & Resorts Inc. REIT	434,235	11,425
Legg Mason Inc.	110,187	10,381

			Market
			Value•
		Shares	($000)
	XL Capital Ltd. Class A	148,103	10,361
	T. Rowe Price Group Inc.	215,534	10,171
	Archstone-Smith Trust REIT	182,640	9,914
	Aon Corp.	259,280	9,842
	Marshall & Ilsley Corp.	212,003	9,818
	Public Storage, Inc. REIT	100,493	9,514
	Northern Trust Corp.	153,761	9,247
	Kimco Realty Corp. REIT	189,490	9,236
	Synovus Financial Corp.	271,104	8,768
	CIT Group Inc.	162,642	8,607
	Avalonbay Communities, Inc. REIT	65,958	8,575
	Comerica, Inc.	129,953	7,683
	Ambac Financial Group, Inc.	88,102	7,611
	Sovereign Bancorp, Inc.	297,932	7,579
*	E*TRADE Financial Corp.	350,179	7,431
	Zions Bancorp	87,421	7,389
	M & T Bank Corp.	63,432	7,347
	Compass Bancshares Inc.	105,430	7,254
	MBIA, Inc.	110,570	7,241
	Unum Group	285,995	6,586
	Safeco Corp.	94,401	6,271
	Cincinnati Financial Corp.	138,477	5,871
	Plum Creek Timber Co. Inc. REIT	143,653	5,663
*	Realogy Corp.	190,623	5,644
	Developers Diversified Realty Corp. REIT	88,930	5,594
	Torchmark Corp.	82,651	5,421
*	CB Richard Ellis Group, Inc.	155,586	5,318
	Hudson City Bancorp, Inc.	384,925	5,266
	Commerce Bancorp, Inc.	153,815	5,134
	Apartment Investment & Management Co. Class A REIT	77,951	4,497
	Huntington Bancshares Inc.	202,541	4,426
	First Horizon National Corp.	102,086	4,240
	MGIC Investment Corp.	69,852	4,116
	Janus Capital Group Inc.	171,454	3,585
	Federated Investors, Inc.	74,086	2,720
			2,289,936
Health Care (9.5%)
	Pfizer Inc.	5,908,990	149,261
	Johnson & Johnson	2,409,004	145,167
	Merck & Co., Inc.	1,803,821	79,675
	Abbott Laboratories	1,286,571	71,791
	UnitedHealth Group Inc.	1,129,184	59,813
	Wyeth	1,118,941	55,981
*	Amgen, Inc.	969,259	54,162
	Medtronic, Inc.	956,408	46,921
	Bristol-Myers Squibb Co.	1,683,778	46,742
	Eli Lilly & Co.	817,957	43,932
*	WellPoint Inc.	515,198	41,783
	Schering-Plough Corp.	1,231,871	31,425
*	Gilead Sciences, Inc.	382,026	29,225
	Baxter International, Inc.	543,749	28,639

			Market
			Value•
		Shares	($000)
	Cardinal Health, Inc.	336,832	24,572
	Aetna Inc.	438,587	19,206
*	Medco Health Solutions, Inc.	242,633	17,598
*	Zimmer Holdings, Inc.	199,420	17,032
	Stryker Corp.	247,785	16,433
*	Thermo Fisher Scientific, Inc.	350,226	16,373
*	Celgene Corp.	310,071	16,266
	Becton, Dickinson & Co.	204,934	15,757
	McKesson Corp.	243,819	14,273
*	Boston Scientific Corp.	979,703	14,245
	Allergan, Inc.	127,902	14,174
*	Forest Laboratories, Inc.	264,805	13,622
*	Genzyme Corp.	219,390	13,168
*	Biogen Idec Inc.	279,499	12,404
	CIGNA Corp.	85,753	12,234
*	St. Jude Medical, Inc.	294,606	11,080
*	Express Scripts Inc.	116,802	9,428
	AmerisourceBergen Corp.	166,104	8,762
	Biomet, Inc.	203,554	8,649
*	Humana Inc.	138,203	8,019
*	MedImmune Inc.	207,804	7,562
*	Laboratory Corp. of America Holdings	102,851	7,470
*	Coventry Health Care Inc.	130,700	7,326
	C.R. Bard, Inc.	84,902	6,751
	Quest Diagnostics, Inc.	133,564	6,661
*	Hospira, Inc.	130,332	5,331
*	Waters Corp.	90,451	5,246
	IMS Health, Inc.	173,962	5,160
*	Varian Medical Systems, Inc.	107,073	5,106
	Applera Corp.–Applied Biosystems Group	151,853	4,490
	Mylan Laboratories, Inc.	204,054	4,314
*	King Pharmaceuticals, Inc.	208,520	4,102
*	Barr Pharmaceuticals Inc.	86,100	3,991
*	Patterson Cos.	112,000	3,975
*	Millipore Corp.	45,451	3,294
	Manor Care, Inc.	58,851	3,199
	PerkinElmer, Inc.	105,952	2,566
*	Tenet Healthcare Corp.	363,107	2,335
*	Watson Pharmaceuticals, Inc.	82,902	2,191
	Bausch & Lomb, Inc.	41,951	2,146
			1,261,028
Industrials (8.7%)
	General Electric Co.	8,564,838	302,853
	United Parcel Service, Inc.	891,967	62,527
	The Boeing Co.	656,991	58,413
	United Technologies Corp.	833,894	54,203
	Tyco International Ltd.	1,652,525	52,137
	3M Co.	611,855	46,764
	Caterpillar, Inc.	540,550	36,233
	Honeywell International Inc.	678,388	31,247
	Emerson Electric Co.	667,855	28,778
	Lockheed Martin Corp.	295,845	28,702
	FedEx Corp.	254,791	27,372
	General Dynamics Corp.	336,216	25,687

			Market
			Value•
		Shares	($000)
	Burlington Northern Santa Fe Corp.	297,702	23,944
	Union Pacific Corp.	224,120	22,759
	Northrop Grumman Corp.	287,002	21,301
	Deere & Co.	192,054	20,865
	Raytheon Co.	369,477	19,383
	Illinois Tool Works, Inc.	347,522	17,932
	Norfolk Southern Corp.	329,785	16,687
	Waste Management, Inc.	444,519	15,296
	PACCAR, Inc.	206,277	15,141
	CSX Corp.	360,206	14,426
	Danaher Corp.	196,955	14,072
	Ingersoll-Rand Co.	261,446	11,339
	Eaton Corp.	122,002	10,194
	Southwest Airlines Co.	657,912	9,671
	Textron, Inc.	104,452	9,380
	ITT Industries, Inc.	153,902	9,283
	Rockwell Collins, Inc.	137,053	9,173
	Masco Corp.	332,317	9,105
	L-3 Communications Holdings, Inc.	102,470	8,963
	Pitney Bowes, Inc.	185,454	8,418
	Rockwell Automation, Inc.	140,153	8,391
	Parker Hannifin Corp.	97,027	8,374
	Dover Corp.	169,603	8,278
	American Standard Cos., Inc.	142,303	7,545
	Cooper Industries, Inc. Class A	149,126	6,709
	R.R. Donnelley & Sons Co.	182,503	6,678
	Fluor Corp.	71,981	6,458
	C.H. Robinson Worldwide Inc.	134,451	6,420
	Cummins Inc.	43,801	6,339
*	Terex Corp.	83,140	5,966
	Avery Dennison Corp.	87,333	5,612
	Goodrich Corp.	102,328	5,268
	Robert Half International, Inc.	135,853	5,028
*	Monster Worldwide Inc.	104,952	4,972
	W.W. Grainger, Inc.	61,251	4,731
	Cintas Corp.	112,103	4,047
	Equifax, Inc.	103,352	3,767
	Pall Corp.	95,368	3,624
*	Allied Waste Industries, Inc.	205,394	2,586
	Ryder System, Inc.	48,451	2,391
			1,155,432
Information Technology (11.9%)
	Microsoft Corp.	7,187,750	200,323
*	Cisco Systems, Inc.	5,045,746	128,818
	International Business Machines Corp.	1,251,585	117,974
	Intel Corp.	4,790,880	91,650
	Hewlett-Packard Co.	2,231,549	89,574
*	Google Inc.	181,474	83,144
*	Apple Computer, Inc.	718,628	66,768
*	Oracle Corp.	3,324,001	60,264
	QUALCOMM Inc.	1,373,044	58,574

			Market
			Value•
		Shares	($000)
*	Dell Inc.	1,887,441	43,808
	Texas Instruments, Inc.	1,232,958	37,112
	Motorola, Inc.	2,008,666	35,493
*	eBay Inc.	961,447	31,872
*	Yahoo! Inc.	1,017,170	31,827
*	Corning, Inc.	1,299,715	29,556
*	EMC Corp.	1,829,925	25,344
	Automatic Data Processing, Inc.	455,247	22,034
	Applied Materials, Inc.	1,153,975	21,141
*	Adobe Systems, Inc.	485,208	20,233
*	Sun Microsystems, Inc.	2,926,285	17,587
	First Data Corp.	636,279	17,116
	Western Union Co.	637,709	13,998
*	Symantec Corp.	806,588	13,954
*	Xerox Corp.	796,308	13,450
*	Electronic Arts Inc.	256,515	12,918
*	Broadcom Corp.	389,657	12,496
	Electronic Data Systems Corp.	429,757	11,896
*	Agilent Technologies, Inc.	341,254	11,497
*	Network Appliance, Inc.	311,065	11,360
	Paychex, Inc.	282,806	10,710
*	Cognizant Technology Solutions Corp.	117,852	10,403
	Analog Devices, Inc.	286,241	9,872
*	Juniper Networks, Inc.	472,460	9,298
	CA, Inc.	350,013	9,069
	KLA-Tencor Corp.	165,453	8,822
*	NVIDIA Corp.	296,504	8,533
*	SanDisk Corp.	189,100	8,283
*	Intuit, Inc.	290,606	7,951
	Maxim Integrated Products, Inc.	268,955	7,907
*	Fiserv, Inc.	149,003	7,906
	Linear Technology Corp.	245,005	7,740
*	Computer Sciences Corp.	143,786	7,496
*	Micron Technology, Inc.	616,769	7,451
*	Autodesk, Inc.	192,904	7,253
	Xilinx, Inc.	277,405	7,138
*	NCR Corp.	145,302	6,941
	Fidelity National Information Services, Inc.	132,162	6,008
*	Advanced Micro Devices, Inc.	456,151	5,957
	National Semiconductor Corp.	246,056	5,940
*	Altera Corp.	295,836	5,914
*	Affiliated Computer Services, Inc. Class A	93,852	5,526
*	BMC Software, Inc.	169,854	5,230
*	VeriSign, Inc.	204,300	5,131
*	Lexmark International, Inc.	79,948	4,674
*	Citrix Systems, Inc.	145,353	4,656
*	Avaya Inc.	370,057	4,370
	Sabre Holdings Corp.	112,021	3,669

			Market
			Value•
		Shares	($000)
*	Tellabs, Inc.	353,856	3,503
*	LSI Logic Corp.	325,006	3,393
*	Novellus Systems, Inc.	104,952	3,361
	Molex, Inc.	116,803	3,294
	Jabil Circuit, Inc.	150,993	3,233
*	Convergys Corp.	115,152	2,926
*	Compuware Corp.	302,356	2,869
*	Teradyne, Inc.	157,953	2,613
*	JDS Uniphase Corp.	166,483	2,536
*	Unisys Corp.	281,705	2,375
*	Solectron Corp.	741,364	2,335
*	QLogic Corp.	128,802	2,190
*	Novell, Inc.	283,255	2,045
	Tektronix, Inc.	69,051	1,944
*	Ciena Corp.	66,893	1,870
*	ADC Telecommunications, Inc.	88,344	1,479
*	Sanmina-SCI Corp.	404,008	1,463
*	PMC Sierra Inc.	172,089	1,206
			1,576,264
Materials (2.4%)
	E.I. du Pont de Nemours & Co.	764,223	37,776
	Dow Chemical Co.	793,671	36,398
	Monsanto Co.	451,370	24,807
	Alcoa Inc.	720,481	24,424
	Freeport-McMoRan Copper & Gold, Inc. Class B	276,896	18,328
	Praxair, Inc.	267,655	16,852
	Nucor Corp.	252,004	16,413
	Newmont Mining Corp. (Holding Co.)	373,103	15,667
	International Paper Co.	380,416	13,847
	Air Products & Chemicals, Inc.	184,018	13,610
	Weyerhaeuser Co.	176,104	13,162
	United States Steel Corp.	100,042	9,921
	PPG Industries, Inc.	135,545	9,530
	Vulcan Materials Co.	79,302	9,237
	Allegheny Technologies Inc.	83,862	8,947
	Ecolab, Inc.	148,854	6,401
	Rohm & Haas Co.	119,592	6,185
	Temple-Inland Inc.	88,502	5,287
	MeadWestvaco Corp.	152,651	4,708
	Sigma-Aldrich Corp.	108,402	4,501
	Eastman Chemical Co.	66,001	4,179
	Sealed Air Corp.	130,332	4,118
*	Pactiv Corp.	111,002	3,745
	Ball Corp.	81,402	3,732
	Ashland, Inc.	50,949	3,342
	International Flavors & Fragrances, Inc.	66,001	3,117
	Bemis Co., Inc.	89,602	2,992
*	Hercules, Inc.	86,302	1,686
			322,912

			Market
			Value•
		Shares	($000)
Telecommunication Services (3.0%)
	AT&T Inc.	5,201,180	205,083
	Verizon Communications Inc.	2,425,739	91,984
	Sprint Nextel Corp.	2,405,353	45,605
	Alltel Corp.	310,422	19,246
*	Qwest Communications International Inc.	1,336,147	12,012
	Embarq Corp.	122,609	6,909
	Windstream Corp.	396,412	5,823
	CenturyTel, Inc.	102,702	4,641
	Citizens Communications Co.	257,304	3,847
			395,150
Utilities (3.0%)
	Exelon Corp.	557,506	38,306
	Dominion Resources, Inc.	293,880	26,088
	TXU Corp.	381,588	24,460
	Southern Co.	617,083	22,616
	Duke Energy Corp.	1,043,325	21,169
	FPL Group, Inc.	334,626	20,469
	Entergy Corp.	171,830	18,028
	FirstEnergy Corp.	267,813	17,740
	Public Service Enterprise Group, Inc.	209,553	17,401
	American Electric Power Co., Inc.	328,896	16,034
	PG&E Corp.	290,366	14,016
	Edison International	270,705	13,299
	Sempra Energy	217,845	13,291
	PPL Corp.	319,754	13,078
	Constellation Energy Group, Inc.	147,640	12,837
*	AES Corp.	554,209	11,927
	Consolidated Edison Inc.	215,044	10,980
	Progress Energy, Inc.	208,490	10,516
	Ameren Corp.	172,518	8,678
	Xcel Energy, Inc.	338,051	8,346
	DTE Energy Co.	149,203	7,147
*	Allegheny Energy, Inc.	135,112	6,639
	Questar Corp.	69,863	6,232
	KeySpan Corp.	143,764	5,916
	NiSource, Inc.	230,677	5,638
	CenterPoint Energy Inc.	253,527	4,548
	Pinnacle West Capital Corp.	83,351	4,022
	CMS Energy Corp.	188,452	3,354
*	Dynegy, Inc.	310,479	2,875
	TECO Energy, Inc.	163,523	2,814
	Integrys Energy Group, Inc.	42,802	2,376
	Nicor Inc.	34,151	1,654
			392,494
Total Common Stocks
(Cost $6,669,768)			10,593,887

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (20.0%)[1]
Money Market Fund (16.0%)
2	Vanguard Market Liquidity Fund, 5.288%	2,115,263,234	2,115,263
2	Vanguard Market Liquidity Fund, 5.288%—Note G 1,280,000		1,280
			2,116,543

		Face
		Amount
		($000)
Commercial Paper (3.6%)
	Bavaria Universal Funding
3	5.320%, 6/12/2007	41,826	41,388
3	5.325%, 6/19/2007	31,366	31,006
	CBA (Delaware) Finance Inc.
	5.291%, 6/15/2007	20,000	19,785
	Dexia (Delaware) LLC
	5.270%, 6/6/2007	50,000	49,528
	Gemini Securitization Corp. LLC
3	5.300%, 6/14/2007	50,000	49,465
	ING (U.S.) Funding LLC
	5.290%, 6/13/2007	44,500	44,035
	Lexington Parker Capital
3	5.300%, 6/18/2007	50,000	49,434
	Liberty Street Funding Corp.
3	5.300%, 6/15/2007	50,000	49,455
	Simba Funding Corp.
3	5.300%, 6/19/2007	50,000	49,430
	UBS Finance (Delaware), LLC
	5.280%, 6/6/2007	50,000	49,528
	Unicredito Italiano (Delaware) Inc.
	5.290%, 6/19/2007	50,000	49,432
			482,486
U.S.Government Obligations (0.4%)
	U.S. Treasury Bill
4	4.943%–5.018%, 6/14/2007	54,000	53,466
Total Temporary Cash Investments
(Cost $2,652,448)			2,652,495
Total Investments (100.1%)
(Cost $9,322,216)			13,246,382
Other Assets and Liabilities (–0.1%)
Other Assets—Note C			37,284
Liabilities—Note G			(50,468)
			(13,184)
Net Assets (100%)			13,233,198

At March 31, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	9,569,466
Undistributed Net Investment Income	53,667
Accumulated Net Realized Losses	(337,316)
Unrealized Appreciation
Investment Securities	3,924,166
Futures Contracts	23,215
Net Assets	13,233,198

Investor Shares—Net Assets
Applicable to 385,194,906 outstanding
$.001 par value shares of beneficial
interest(unlimited authorization)	11,160,269
Net Asset Value Per Share—
Investor Shares	$28.97

Admiral Shares—Net Assets
Applicable to 31,858,562 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,072,929
Net Asset Value Per Share—
Admiral Shares	$65.07

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 90.0% and 10.1%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2007, the aggregate value of these securities was $270,178,000, representing 2.0% of net assets.

4 Securities with a value of $53,466,000 have been segregated as initial margin for open futures contracts.

5 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends	101,896
Interest[1]	63,059
Security Lending	21
Total Income	164,976
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,689
Performance Adjustment	2,707
The Vanguard Group—Note C
Management and Administrative
Investor Shares	11,990
Admiral Shares	1,171
Marketing and Distribution
Investor Shares	939
Admiral Shares	137
Custodian Fees	63
Shareholders’ Reports
Investor Shares	27
Admiral Shares	21
Trustees’ Fees and Expenses	7
Total Expenses	23,751
Expenses Paid Indirectly—Note D	(13)
Net Expenses	23,738
Net Investment Income	141,238
Realized Net Gain (Loss)
Investment Securities Sold	37,685
Futures Contracts	127,553
Realized Net Gain (Loss)	165,238
Change in Unrealized Appreciation (Depreciation)
Investment Securities	575,797
Futures Contracts	(12,399)
Change in Unrealized Appreciation (Depreciation)	563,398
Net Increase (Decrease) in Net Assets Resulting from Operations	869,874

1 Interest income from an affiliated company of the fund was $47,701,000.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Mar. 31,	Sept. 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	141,238	228,187
Realized Net Gain (Loss)	165,238	134,510
Change in Unrealized Appreciation (Depreciation)	563,398	826,031
Net Increase (Decrease) in Net Assets Resulting from Operations	869,874	1,188,728
Distributions
Net Investment Income
Investor Shares	(114,158)	(186,627)
Admiral Shares	(22,649)	(36,079)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(136,807)	(222,706)
Capital Share Transactions—Note H
Investor Shares	517,878	(126,106)
Admiral Shares	99,910	139,054
Net Increase (Decrease) from Capital Share Transactions	617,788	12,948
Total Increase (Decrease)	1,350,855	978,970
Net Assets
Beginning of Period	11,882,343	10,903,373
End of Period[1]	13,233,198	11,882,343

1 Net Assets – End of Period includes undistributed net investment income of $53,667,000 and &49,236,000.

Financial Highlights

Asset Allocation Fund Investor Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.29	$25.08	$22.92	$20.66	$16.65	$20.43
Investment Operations
Net Investment Income	.31	.52	.48[1]	.400	.26	.45
Net Realized and Unrealized Gain (Loss)
on Investments	1.68	2.20	2.16	2.225	4.02	(3.70)
Total from Investment Operations	1.99	2.72	2.64	2.625	4.28	(3.25)
Distributions
Dividends from Net Investment Income	(.31)	(.51)	(.48)	(.365)	(.27)	(.53)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.31)	(.51)	(.48)	(.365)	(.27)	(.53)
Net Asset Value, End of Period	$28.97	$27.29	$25.08	$22.92	$20.66	$16.65

Total Return	7.30%	11.00%	11.60%	12.75%	25.85%	–16.41%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,160	$10,024	$9,333	$8,989	$7,541	$6,033
Ratio of Total Expenses to
Average Net Assets[2]	0.39%*	0.41%	0.38%	0.38%	0.43%	0.42%
Ratio of Net Investment Income to
Average Net Assets	2.22%*	2.01%	1.98%[1]	1.79%	1.34%	2.19%
Portfolio Turnover Rate	4%*	16%	6%	34%	43%	54%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.01%, 0.00%, 0.00%, and (0.01%).

*	Annualized.

Asset Allocation Fund Admiral Shares

	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$61.28	$56.33	$51.47	$46.39	$37.38	$45.88
Investment Operations
Net Investment Income	.740	1.235	1.145[1]	.953	.625	1.062
Net Realized and Unrealized Gain (Loss)
on Investments	3.781	4.924	4.849	5.009	9.033	(8.324)
Total from Investment Operations	4.521	6.159	5.994	5.962	9.658	(7.262)
Distributions
Dividends from Net Investment Income	(.731)	(1.209)	(1.134)	(.882)	(.648)	(1.238)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.731)	(1.209)	(1.134)	(.882)	(.648)	(1.238)
Net Asset Value, End of Period	$65.07	$61.28	$56.33	$51.47	$46.39	$37.38

Total Return	7.39%	11.10%	11.74%	12.91%	25.99%	–16.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,073	$1,858	$1,571	$691	$619	$563
Ratio of Total Expenses to
Average Net Assets[2]	0.28%*	0.30%	0.28%	0.27%	0.31%	0.32%
Ratio of Net Investment Income to
Average Net Assets	2.33%*	2.12%	2.08%[1]	1.90%	1.46%	2.28%
Portfolio Turnover Rate	4%*	16%	6%	34%	43%	54%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.135 and 0.24%, respectively resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.04%, 0.01%, 0.00%, 0.00%, and (0.01%).

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use S&P 500 Index and U.S. Treasury futures contracts, with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the six months ended March 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets before an increase of $2,707,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $1,228,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2007, custodian fee offset arrangements reduced the fund’s expenses by $13,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2006, the fund had available realized losses of $463,404,000 to offset future net capital gains of $21,847,000 through September 30, 2010, $346,742,000 through September 30, 2011, and $94,815,000 through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2007, the cost of investment securities for tax purposes was $9,322,216,000. Net unrealized appreciation of investment securities for tax purposes was $3,924,166,000, consisting of unrealized gains of $4,031,524,000 on securities that had risen in value since their purchase and $107,358,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	2,609	933,500	17,202
E-Mini S&P 500 Index	5,257	376,191	6,013

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2007, the fund purchased $457,197,000 of investment securities and sold $184,571,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at March 31, 2007, was $1,204,000, for which the fund received cash collateral of $1,280,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2007		September 30, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	985,607	34,104	988,493	38,320
Issued in Lieu of Cash Distributions	112,779	3,923	184,124	7,219
Redeemed	(580,508)	(20,218)	(1,298,723)	(50,230)
Net Increase (Decrease)—Investor Shares	517,878	17,809	(126,106)	(4,691)
Admiral Shares
Issued	210,259	3,247	330,552	5,723
Issued in Lieu of Cash Distributions	20,480	317	32,589	569
Redeemed	(130,829)	(2,031)	(224,087)	(3,845)
Net Increase (Decrease)—Admiral Shares	99,910	1,533	139,054	2,447

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Asset Allocation Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,073.01	$2.02
Admiral Shares	1,000.00	1,073.87	1.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.99	$1.97
Admiral Shares	1,000.00	1,023.54	1.41

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.39% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition on the following page). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Chair of the Investment Committee of
HighVista Strategies LLC (prvate investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004),Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
147 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for the
Hearing-Impaired > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q782 052007

Vanguard® U.S. Value Fund

> Semiannual Report

March 31, 2007

>	Vanguard U.S. Value Fund gained 6.1% for the six months ended March 31, 2007. This performance fell well short of the results for comparative measures.

>	Stock selection played a part in the underperformance, with some of the fund’s largest holdings posting negative returns.

>	Significant underweightings in energy, materials, and utilities detracted from the fund’s performance compared with its benchmark index; all three sectors produced returns above the broad market.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	7
Performance Summary	8
Financial Statements	9
About Your Fund’s Expenses	20
Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard U.S. Value Fund	6.1%
Russell 3000 Value Index	9.5
Average Multi-Cap Value Fund[1]	8.9
Dow Jones Wilshire 5000 Index	8.9

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$14.55	$14.79	$0.23	$0.41

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the first half of its 2007 fiscal year, Vanguard U.S. Value Fund returned 6.1%, a disappointing result in light of the stronger performance of value stocks generally. The fund lagged both the Russell 3000 Value Index and the average return for its peer group.

The advisor’s stock selections in the financials and consumer discretionary sectors generated subpar returns. Compared with the index, the fund also was underweighted in sectors that performed well during the period, including energy, materials, and utilities.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

2

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Weak stock selections caused the fund’s performance shortfall

The U.S. Value Fund’s investment advisor—Grantham, Mayo, Van Otterloo & Co. LLC (GMO)—uses a quantitative, computer-driven strategy that gives the firm latitude to choose stocks based on attractive valuations and price momentum. GMO’s methodology puts significant emphasis on the sustainability of a company’s profit margins over time.

In recent years, however, the market has rewarded stocks that have traditionally featured a cyclical profitability pattern—

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1 Annualized.

3

moving up and down with the broader economy. GMO’s model rates prices of these stocks as less attractive currently; this has led the advisor to avoid certain areas of the market.

This view explains U.S. Value’s underweighted stakes in energy, materials, and utilities—sectors that performed especially well during the past six months. For example, during the period, the fund’s weighting in large, integrated oil companies was about half that of the Russell 3000 Value Index. This group of stocks gained a market-beating 14.6% for the index during the half-year.

GMO’s model has favored pharmaceutical stocks, whose prices have recently come under pressure as investors fretted about the regulatory environment and the strength of the new-drug pipeline. The fund had twice the index weighting of pharmaceutical companies, which have trailed the broad market. One of the fund’s largest holdings, Pfizer, returned –9.1% during the six months as a drug under development fared poorly in clinical trials. The pharmaceutical giant represented an outsized 5.3% of the fund’s portfolio on average during the period, magnifying the impact of its disappointing return.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Value Fund
U.S. Value Fund	0.37%	1.31%

1 Fund expense ratio reflects the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Performance in the market’s other sectors was mixed. Within the consumer discretionary group, the fund had overweighted stakes in Dollar Tree Stores, Dollar General, and Lowe’s, all of which performed well. These gains were offset by subpar results from large weightings in Ford, GM, Home Depot, and Comcast. Within financials, overweightings in Fannie Mae and Freddie Mac hurt returns, while an almost complete avoidance of the real estate investment trust group added to the performance gap between the fund and its index.

Although U.S. Value’s recent performance has been disappointing, the fund’s gains since its 2000 inception are in line with those of its index. For more details on the fund’s performance and individual securities, see the Advisor’s Report, which begins on page 6.

Investment styles, like the market, run in cycles

Just as value and growth stocks take turns leading the performance parade, different approaches within the two investment styles also rotate in and out of favor. Value stocks are hardly a homogenous group; the type of value stocks favored by GMO’s process is currently less favored by investors.

On the whole, recent value and growth stock valuations have been much closer to one another than is the norm. Valuation generally refers to the price investors are willing to pay for a company’s future earnings. From this perspective, value stocks typically trade at a discount to growth stocks; however, that discount has largely disappeared lately because value stocks have been outpacing growth issues. If value stocks return to their historical valuation levels, the U.S. Value Fund could provide investors more protection than funds that have invested in “priced for perfection” stocks.

The cyclical nature of investment styles highlights the importance of maintaining a portfolio with an appropriate mix of stock, bond, and money market funds to meet your unique needs. A balanced, diversified, and low-cost portfolio of mutual funds can help you capture market returns over the long term. The U.S. Value Fund can play an important role in diversifying the stock portion of such a portfolio.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 16, 2007

5

Advisor’s Report

The U.S. Value Fund returned 6.1% for the six months ended March 31, 2007, trailing the 9.5% rise in its market benchmark, the Russell 3000 Value Index. For the period, both of the investment disciplines that we employ—valuation and momentum—detracted from relative returns, with the vast majority of the negative impact coming from the value discipline.

Please note that the sector names we use in this discussion are those of Russell equity sectors, rather than the Global Industry Classification Standard (GICS) sector names developed by Morgan Stanley Capital International and Standard & Poor’s and used elsewhere in this semiannual report.

The U.S. market began the first quarter of 2007 looking very much like it had in the final three months of 2006. Investors interspersed their dialogues about the direction of Federal Reserve Board policy with chatter regarding the continued flow of private equity deals and the current state of the housing market. The consensus at the end of 2006 was that the market would move higher in 2007.

At the end of February, however, a market-wide decline led to a reassessment. Two views prevailed: Either the bull market was coming to a sudden end, or the decline was evidence of the market blowing off a little steam on the way to new highs. As had been the case during most of the U.S. market’s multiyear ascent, the bullish view prevailed. The infatuation with risky assets that had driven the market since 2004 resumed with vigor.

For the period, sector and stock selection both detracted from the U.S. Value Fund’s performance relative to the Russell 3000 Value Index. Sector positioning that added to our relative result included an overweighted exposure to retail stores and underweightings in financials and manufacturing. Detractors included an overweighting in health care and underweightings in oil and gas companies and utilities.

Stock selections in health care, manufacturing, and consumer goods improved our return versus the benchmark, but picks in the retail store, oil and gas, and utility groups detracted. Among individual names, underweighted stakes in GE, Wells Fargo, Procter & Gamble, and Bank of America and an overweighting in AT&T added to relative returns. Detractors included overweighted positions in Pfizer, Wal-Mart, Home Depot, Freddie Mac, and Fannie Mae.

Although the broad market’s gyrations early in 2007 certainly made for exciting news, we don’t think much has changed. In the face of increasing volatility and a gamut of negative news, investors continued to push risky assets higher. As we move further into 2007, investors’ willingness to prolong their ride on the risk bubble will continue to drive returns.

Sam Wilderman, CFA, Partner and Director of U.S. Equity Management

Grantham, Mayo, Van Otterloo & Co. LLC

April 16, 2007

6

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	314	1,916	4,948
Median Market Cap	$53.5B	$36.0B	$30.6B
Price/Earnings Ratio	14.9x	14.9x	17.6x
Price/Book Ratio	2.4x	2.1x	2.8x
Yield	2.1%	2.4%	1.7%
Return on Equity	19.1%	17.0%	16.9%
Earnings Growth Rate	15.5%	18.5%	20.8%
Foreign Holdings	0.0%	0.0%	0.7%
Turnover Rate	61%[3]	—	—
Expense Ratio	0.37%[3]	—	—
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	17%	9%	12%
Consumer Staples	10	8	9
Energy	9	13	9
Financials	28	35	22
Health Care	15	7	11
Industrials	5	7	11
Information Technology	4	4	15
Materials	2	4	4
Telecommunication Services	9	6	3
Utilities	0	7	4
Short-Term Reserves	1%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.89	0.86
Beta	1.02	0.92

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	6.4%
Pfizer Inc.	pharmaceuticals	5.3
Citigroup, Inc.	diversified financial services	4.8
Verizon Communications Inc.	integrated telecommunication services	4.4
AT&T Inc.	integrated telecommunication services	4.1
Merck & Co., Inc.	pharmaceuticals	3.8
Home Depot, Inc.	home improvement retail	2.2
Bank of America Corp.	diversified financial services	2.2
Wal-Mart Stores, Inc.	hypermarkets and super centers	2.2
Morgan Stanley	investment banking and brokerage	2.0
Top Ten		37.4%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 22.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): June 29, 2000–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Five Years	Since Inception
U.S. Value Fund	6/29/2000	9.84%	7.77%	8.89%

1 Six months ended March 31, 2007.

Note: See Financial Highlights table on page 16 for dividend and capital gains information.

8

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.0%)[1]
Consumer Discretionary (17.1%)
	Home Depot, Inc.	882,400	32,419
*	Comcast Corp. Class A	623,000	16,167
	Lowe’s Cos., Inc.	495,900	15,616
	Ford Motor Co.	1,631,629	12,874
	Gannett Co., Inc.	201,100	11,320
	The Walt Disney Co.	319,200	10,990
	General Motors Corp.	274,000	8,395
	VF Corp.	88,100	7,279
	Time Warner, Inc.	364,700	7,192
	News Corp., Class A	303,300	7,012
	CBS Corp.	211,000	6,454
	McDonald’s Corp.	110,700	4,987
	Mattel, Inc.	170,600	4,703
	Liz Claiborne, Inc.	106,400	4,559
*	Dollar Tree Stores, Inc.	116,000	4,436
*	AutoNation, Inc.	206,600	4,388
	Target Corp.	63,800	3,781
	Family Dollar Stores, Inc.	111,600	3,306
	Harley-Davidson, Inc.	51,700	3,037
	Dollar General Corp.	124,800	2,640
	Eastman Kodak Co.	116,300	2,624
*	Jack in the Box Inc.	37,200	2,572
	Johnson Controls, Inc.	26,900	2,545
	Jones Apparel Group, Inc.	82,800	2,544
*	Bed Bath & Beyond, Inc.	62,100	2,495
*	Kohl’s Corp.	31,500	2,413
*	AutoZone Inc.	18,400	2,358
	Tribune Co.	72,200	2,318
	TJX Cos., Inc.	84,900	2,289
*	ITT Educational Services, Inc.	27,000	2,200
	Staples, Inc.	80,400	2,078
	Centex Corp.	48,800	2,039
	Brinker International, Inc.	61,250	2,003
*	Rent-A-Center, Inc.	70,800	1,981
	Lennar Corp. Class A	46,200	1,950
	The Gap, Inc.	110,100	1,895
	Whirlpool Corp.	21,286	1,807
*	Starbucks Corp.	56,100	1,759
	Columbia Sportswear Co.	27,800	1,732

			Market
			Value•
		Shares	($000)
	Leggett & Platt, Inc.	74,400	1,687
	CBRL Group, Inc.	36,000	1,667
	ArvinMeritor, Inc.	91,200	1,664
	OfficeMax, Inc.	30,600	1,614
	Group 1 Automotive, Inc.	39,300	1,563
	Furniture Brands International Inc.	92,900	1,466
	Ethan Allen Interiors, Inc.	41,400	1,463
	Sherwin-Williams Co.	21,600	1,426
	United Auto Group, Inc.	66,600	1,352
*	The Goodyear Tire &Rubber Co.	42,600	1,329
	Sonic Automotive, Inc.	46,500	1,325
	The McGraw-Hill Cos., Inc.	20,300	1,276
*	TRW Automotive Holdings Corp.	34,100	1,187
*	O’Reilly Automotive, Inc.	35,500	1,175
*	Mohawk Industries, Inc.	14,100	1,157
^	New York Times Co. Class A	49,000	1,152
	KB Home	26,800	1,144
	Blyth, Inc.	53,700	1,134
	Ryland Group, Inc.	26,600	1,122
*	Fossil, Inc.	40,400	1,069
*	Big Lots Inc.	33,800	1,057
*	Career Education Corp.	33,100	1,010
	Pulte Homes, Inc.	37,700	998
	Thor Industries, Inc.	25,100	989
	Foot Locker, Inc.	40,900	963
*	Zale Corp.	33,700	889
	Newell Rubbermaid, Inc.	24,700	768
	Snap-On Inc.	15,600	750
	Abercrombie & Fitch Co.	9,600	727
	MDC Holdings, Inc.	14,940	718
	Brunswick Corp.	22,100	704
	Hasbro, Inc.	24,500	701
	American Greetings Corp. Class A	26,500	615
	Dillard’s Inc.	18,600	609
*	Liberty Media Corp.– Capital Series A	5,000	553

9

			Market
			Value•
		Shares	($000)
	Best Buy Co., Inc.	11,200	546
	Borders Group, Inc.	20,700	423
	Talbots Inc.	17,700	418
	Asbury Automotive Group, Inc.	12,400	350
	Circuit City Stores, Inc.	15,200	282
*	AnnTaylor Stores Corp.	4,500	175
	D. R. Horton, Inc.	5,600	123
			254,497
Consumer Staples (9.8%)
	Wal-Mart Stores, Inc.	689,000	32,349
	The Kroger Co.	573,600	16,204
	Safeway, Inc.	405,400	14,854
^	Kraft Foods Inc.	333,100	10,546
	Altria Group, Inc.	66,900	5,874
	Tyson Foods, Inc.	261,900	5,083
	Anheuser-Busch Cos., Inc.	95,700	4,829
	The Coca-Cola Co.	100,000	4,800
	Sara Lee Corp.	242,600	4,105
	SuperValu Inc.	99,025	3,869
	ConAgra Foods, Inc.	151,900	3,784
	UST, Inc.	62,700	3,635
	Kimberly-Clark Corp.	48,200	3,301
	Walgreen Co.	71,800	3,295
	Archer-Daniels-Midland Co.	88,600	3,252
*	NBTY, Inc.	54,100	2,869
	Costco Wholesale Corp.	52,500	2,827
	H.J. Heinz Co.	55,700	2,625
*	BJ’s Wholesale Club, Inc.	66,800	2,260
	General Mills, Inc.	37,600	2,189
	Reynolds American Inc.	25,600	1,598
*	Performance Food Group Co.	50,000	1,544
	The Pepsi Bottling Group, Inc.	42,100	1,343
*	Energizer Holdings, Inc.	15,300	1,306
	Campbell Soup Co.	32,600	1,270
*	Rite Aid Corp.	209,800	1,211
	Longs Drug Stores, Inc.	22,700	1,172
	PepsiAmericas, Inc.	38,300	855
	Corn Products International, Inc.	22,600	804
	Universal Corp. (VA)	8,400	515
	CVS/Caremark Corp.	14,529	496
	Coca-Cola Enterprises, Inc.	23,600	478
	J.M. Smucker Co.	4,300	229
	Weis Markets, Inc.	1,300	58
			145,429
Energy (9.2%)
	ExxonMobil Corp.	1,263,300	95,316
	Chevron Corp.	233,600	17,277
	ConocoPhillips Co.	100,690	6,882
	Anadarko Petroleum Corp.	122,000	5,244
	Occidental Petroleum Corp.	104,300	5,143
	Devon Energy Corp.	42,200	2,921
	Apache Corp.	31,100	2,199
	Overseas Shipholding Group Inc.	20,900	1,308
			136,290

			Market
			Value•
		Shares	($000)
Financials (27.4%)
	Capital Markets (3.3%)
	Morgan Stanley	380,000	29,929
	Merrill Lynch & Co., Inc.	75,800	6,191
	The Bank of New York Co., Inc.	96,800	3,925
	The Goldman Sachs Group, Inc.	16,500	3,409
	Bear Stearns Co., Inc.	14,700	2,210
	Raymond James Financial, Inc.	42,700	1,271
	Jefferies Group, Inc.	28,500	825
*	Knight Capital Group, Inc. Class A	30,700	486
	Mellon Financial Corp.	9,300	401
	A.G. Edwards & Sons, Inc.	4,400	304

	Commercial Banks (4.6%)
	National City Corp.	629,613	23,453
	Comerica, Inc.	139,800	8,265
	U.S. Bancorp	227,100	7,942
	KeyCorp	169,400	6,347
	PNC Financial Services Group	71,800	5,167
	BB&T Corp.	124,300	5,099
	Fifth Third Bancorp	82,800	3,204
	First Horizon National Corp.	58,200	2,417
	UnionBanCal Corp.	28,600	1,814
	Huntington Bancshares Inc.	53,700	1,173
	Greater Bay Bancorp	36,400	979
	BancorpSouth, Inc.	28,800	704
	FirstMerit Corp.	29,800	629
	Citizens Banking Corp.	20,700	459

	Consumer Finance (0.0%)
*	AmeriCredit Corp.	22,500	514
	Cash America International Inc.	3,700	152

	Diversified Financial Services (7.6%)
	Citigroup, Inc.	1,395,100	71,624
	Bank of America Corp.	635,159	32,406
	JPMorgan Chase & Co.	166,350	8,048
	Moody’s Corp.	12,100	751

	Insurance (6.8%)
	American
	International Group, Inc.	290,500	19,527
	The Allstate Corp.	296,000	17,778
	AFLAC Inc.	165,800	7,803
	MBIA, Inc.	89,900	5,888
	Ambac Financial Group, Inc.	64,700	5,589
	Unum Group	216,800	4,993
	The Travelers Cos., Inc.	94,400	4,887
	Torchmark Corp.	62,900	4,126
	Old Republic International Corp.	144,487	3,196

10

			Market
			Value•
		Shares	($000)
	Progressive Corp. of Ohio	143,000	3,120
	Nationwide Financial Services, Inc.	47,500	2,558
	LandAmerica Financial Group, Inc.	34,500	2,550
	First American Corp.	46,900	2,379
	Lincoln National Corp.	31,571	2,140
	American Financial Group, Inc.	59,100	2,012
	The Hartford Financial Services Group Inc.	19,200	1,835
	Safeco Corp.	27,200	1,807
	Protective Life Corp.	40,700	1,792
	Commerce Group, Inc.	50,400	1,514
	Reinsurance Group of America, Inc.	23,700	1,368
	Stewart Information Services Corp.	24,700	1,032
	Brown & Brown, Inc.	29,300	792
	Cincinnati Financial Corp.	16,400	695
*	Conseco, Inc.	38,200	661
*	Markel Corp.	1,200	582
*	Philadelphia Consolidated Holding Corp.	6,300	277

	Real Estate Investment Trusts (0.2%)
	Annaly Mortgage
	Management Inc. REIT	81,100	1,255
^	Thornburg Mortgage, Inc. REIT	30,700	798
	iStar Financial Inc. REIT	12,500	585
	Redwood Trust, Inc. REIT	7,900	412
	Newcastle Investment Corp. REIT	7,900	219
	Entertainment Properties Trust REIT	2,200	133

	Thrifts & Mortgage Finance (4.9%)
	Fannie Mae	540,800	29,517
	Freddie Mac	348,700	20,744
	Washington Mutual, Inc.	191,771	7,744
	Countrywide Financial Corp.	89,200	3,001
	Radian Group, Inc.	50,000	2,744
	The PMI Group Inc.	53,300	2,410
	MGIC Investment Corp.	40,600	2,392
	^Downey Financial Corp.	23,300	1,504
	Flagstar Bancorp, Inc.	89,900	1,074
	^Fremont General Corp.	77,500	537
*	Triad Guaranty, Inc.	12,400	513
	IndyMac Bancorp, Inc.	6,900	221
*	Ocwen Financial Corp.	11,600	149
			406,951
Health Care (15.0%)
	Pfizer Inc.	3,094,500	78,167
	Merck & Co., Inc.	1,267,300	55,977
	McKesson Corp.	231,700	13,564
	Cardinal Health, Inc.	127,100	9,272
	AmerisourceBergen Corp.	173,900	9,173

			Market
			Value•
		Shares	($000)
	UnitedHealth Group Inc.	171,900	9,106
*	Forest Laboratories, Inc.	112,000	5,761
	Abbott Laboratories	85,200	4,754
	Bristol-Myers Squibb Co.	169,900	4,716
	Johnson & Johnson	70,900	4,272
	Aetna Inc.	84,000	3,678
	Stryker Corp.	45,500	3,018
*	Express Scripts Inc.	37,000	2,987
*	Zimmer Holdings, Inc.	31,600	2,699
*	King Pharmaceuticals, Inc.	122,800	2,415
	Quest Diagnostics, Inc.	43,600	2,174
*	Lincare Holdings, Inc.	35,300	1,294
	Universal Health Services Class B	21,500	1,231
*	WellPoint Inc.	15,000	1,217
*	AMERIGROUP Corp.	35,800	1,088
*	Apria Healthcare Group Inc.	30,800	993
	Biomet, Inc.	23,300	990
*	Tenet Healthcare Corp.	152,300	979
*	Patterson Cos.	26,600	944
*	Barr Pharmaceuticals Inc.	13,900	644
*	Pediatrix Medical Group, Inc.	11,100	633
*	Molina Healthcare Inc.	11,000	336
*	Kindred Healthcare, Inc.	9,300	305
*	Watson Pharmaceuticals, Inc.	5,600	148
*	Zoll Medical Corp.	5,300	141
			222,676
Industrials (4.8%)
	FedEx Corp.	82,800	8,895
	PACCAR, Inc.	79,600	5,843
	Masco Corp.	182,600	5,003
	Northrop Grumman Corp.	59,000	4,379
	Manpower Inc.	46,000	3,393
	Pitney Bowes, Inc.	73,300	3,327
	General Dynamics Corp.	41,500	3,171
	Eaton Corp.	36,800	3,075
	Illinois Tool Works, Inc.	57,400	2,962
	Raytheon Co.	52,300	2,744
	Deere & Co.	25,000	2,716
	Waste Management, Inc.	69,800	2,402
*	EMCOR Group, Inc.	38,000	2,241
	Danaher Corp.	30,600	2,186
	Deluxe Corp.	58,500	1,962
	Ryder System, Inc.	36,400	1,796
	American Standard Cos., Inc.	33,400	1,771
*	Avis Budget Group, Inc.	61,430	1,678
	Cummins Inc.	8,800	1,274
*	AGCO Corp.	33,400	1,235
	Burlington Northern Santa Fe Corp.	15,100	1,214
	IKON Office Solutions, Inc.	78,100	1,122
	SPX Corp.	13,900	976
	Norfolk Southern Corp.	17,500	886
	Mueller Industries Inc.	29,300	882
	CSX Corp.	21,000	841
	Carlisle Co., Inc.	18,000	773

11

			Market
			Value•
		Shares	($000)
*	Copart, Inc.	18,600	521
	Union Pacific Corp.	4,800	487
*	Swift Transportation Co., Inc.	15,400	480
	The Timken Co.	11,400	346
	C.H. Robinson Worldwide Inc.	7,000	334
*	United Rentals, Inc.	5,100	140
	Kelly Services, Inc. Class A	3,100	100
			71,155
Information Technology (4.0%)
*	Dell Inc.	337,100	7,824
	Intel Corp.	360,600	6,898
	International Business Machines Corp.	69,300	6,532
	Microsoft Corp.	191,700	5,343
*	Cisco Systems, Inc.	193,900	4,950
*	Ingram Micro, Inc. Class A	141,100	2,725
*	Lexmark International, Inc.	44,600	2,607
*	Tech Data Corp.	69,600	2,492
*	Affiliated Computer Services, Inc. Class A	42,300	2,491
*	Computer Sciences Corp.	41,000	2,137
	Sabre Holdings Corp.	64,800	2,122
	First Data Corp.	70,700	1,902
*	Convergys Corp.	66,300	1,685
*	Fiserv, Inc.	30,900	1,640
*	Polycom, Inc.	43,700	1,457
*	Novellus Systems, Inc.	44,700	1,431
	CDW Corp.	18,900	1,161
	Molex, Inc.	30,400	857
*	Intuit, Inc.	30,300	829
	Technitrol, Inc.	16,500	432
*	Littelfuse, Inc.	10,000	406
*	Unisys Corp.	44,400	374
*	Benchmark Electronics, Inc.	13,200	273
*	Mentor Graphics Corp.	16,200	265
*	RealNetworks, Inc.	26,300	206
			59,039
Materials (1.5%)
	PPG Industries, Inc.	77,500	5,449
	Alcoa Inc.	110,500	3,746
	E.I. du Pont de Nemours & Co.	44,200	2,185
	International Paper Co.	53,700	1,955
	Air Products & Chemicals, Inc.	17,900	1,324
	Sensient Technologies Corp.	50,800	1,310
	International Flavors & Fragrances, Inc.	24,800	1,171
	Bemis Co., Inc.	33,300	1,112
	Sonoco Products Co.	20,300	763
	Albemarle Corp.	17,800	736
	Eastman Chemical Co.	11,300	716
*	Hercules, Inc.	31,900	623
	Greif Inc. Class A	5,500	611
	Louisiana-Pacific Corp.	20,700	415
			22,116

		Market
		Value•
	Shares	($000)
Telecommunication Services (8.8%)
Verizon Communications Inc.	1,716,102	65,075
AT&T Inc.	1,532,733	60,436
CenturyTel, Inc.	82,100	3,710
Telephone & Data Systems, Inc.	15,200	906
		130,127
Utilities (0.4%)
Entergy Corp.	27,300	2,864
American Electric Power Co., Inc.	20,400	995
PG&E Corp.	8,700	420
NSTAR	9,800	344
Xcel Energy, Inc.	13,600	336
FPL Group, Inc.	2,700	165
NiSource, Inc.	6,000	147
CenterPoint Energy Inc.	8,100	145
Pinnacle West Capital Corp.	3,000	145
		5,561
Total Common Stocks
(Cost $1,299,997)		1,453,841
Temporary Cash Investments (2.6%)[1]
Money Market Fund (2.6%)
[2] Vanguard Market Liquidity Fund, 5.288%	26,794,027	26,794
[2] Vanguard Market Liquidity Fund, 5.288%—Note F	12,400,900	12,401
Total Temporary Cash Investments
(Cost $39,195)		39,195
Total Investments (100.6%)
(Cost $1,339,192)		1,493,036
Other Assets and Liabilities (–0.6%)
[3] Other Assets—Note C Liabilities—Note F		(15,525)
		(8,680)
Net Assets (100%)
Applicable to 100,375,015 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,484,356
Net Asset Value Per Share		$14.79

12

At March 31, 2007, net assets consisted of:[4]
	Amount	Per
	($000)	Share
Paid-in Capital	1,281,264	$12.77
Undistributed Net
Investment Income	5,795.06
Accumulated Net
Realized Gains	43,205.43
Unrealized Appreciation
Investment Securities	153,844	1.53
Futures Contracts	248	—
Net Assets	1,484,356	$14.79

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.6% and 2.0%, respectively, of net assets. See Note D in Notes to Financial Statements.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Cash in the amount of $4,200,000 has been segregated as initial margin for open futures contracts.

4 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

13

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends	16,573
Interest[1]	1,341
Security Lending	19
Total Income	17,933
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,562
Performance Adjustment	(637)
The Vanguard Group—Note C
Management and Administrative	1,634
Marketing and Distribution	161
Custodian Fees	8
Shareholders’ Reports	13
Trustees’ Fees and Expenses	1
Total Expenses	2,742
Net Investment Income	15,191
Realized Net Gain (Loss)
Investment Securities Sold	47,805
Futures Contracts	1,625
Realized Net Gain (Loss)	49,430
Change in Unrealized Appreciation (Depreciation)
Investment Securities	21,815
Futures Contracts	(259)
Change in Unrealized Appreciation (Depreciation)	21,556
Net Increase (Decrease) in Net Assets Resulting from Operations	86,177

1 Interest income from an affiliated company of the fund was $1,341,000.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Mar. 31,	Sept. 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,191	23,359
Realized Net Gain (Loss)	49,430	45,095
Change in Unrealized Appreciation (Depreciation)	21,556	42,610
Net Increase (Decrease) in Net Assets Resulting from Operations	86,177	111,064
Distributions
Net Investment Income	(22,826)	(19,636)
Realized Capital Gain[1]	(40,690)	(61,712)
Total Distributions	(63,516)	(81,348)
Capital Share Transactions—Note G
Issued	223,393	599,986
Issued in Lieu of Cash Distributions	55,069	70,141
Redeemed	(210,549)	(299,745)
Net Increase (Decrease) from Capital Share Transactions	67,913	370,382
Total Increase (Decrease)	90,574	400,098
Net Assets
Beginning of Period	1,393,782	993,684
End of Period[2]	1,484,356	1,393,782

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $8,138,000 and $10,519,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $5,795,000 and $13,430,000.

15

Financial Highlights

U.S. Value Fund
	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.55	$14.36	$12.82	$10.82	$9.01	$10.46
Investment Operations
Net Investment Income	.15	.28	.28	.19	.17	.13
Net Realized and Unrealized
Gain (Loss) on Investments	.73	1.07	1.46	1.99	1.80	(1.48)
Total from Investment Operations	.88	1.35	1.74	2.18	1.97	(1.35)
Distributions
Dividends from Net Investment Income	(.23)	(.28)	(.20)	(.18)	(.16)	(.10)
Distributions from Realized Capital Gains	(.41)	(.88)	—	—	—	—
Total Distributions	(.64)	(1.16)	(.20)	(.18)	(.16)	(.10)
Net Asset Value, End of Period	$14.79	$14.55	$14.36	$12.82	$10.82	$9.01

Total Return	6.07%	9.93%	13.65%	20.25%	22.08%	–13.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,484	$1,394	$994	$787	$474	$416
Ratio of Total Expenses to
Average Net Assets[1]	0.37%*	0.39%	0.39%	0.49%	0.63%	0.54%
Ratio of Net Investment Income to
Average Net Assets	2.04%*	2.09%	2.08%	1.61%	1.72%	1.36%
Portfolio Turnover Rate	61%*	57%	52%	56%	50%	46%

1 Includes performance-based investment advisory fee increases (decreases) of (0.09%), (0.09%), (0.08%), 0.00%, 0.09%, and 0.04%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

17

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 3000 Value Index. For the six months ended March 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets before a decrease of $637,000 (0.09%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $141,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2007, the cost of investment securities for tax purposes was $1,339,192,000. Net unrealized appreciation of investment securities for tax purposes was $153,844,000, consisting of unrealized gains of $179,012,000 on securities that had risen in value since their purchase and $25,168,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	28	10,018	248

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2007, the fund purchased $477,413,000 of investment securities and sold $434,653,000 of investment securities, other than U.S. government securities and temporary cash investments.

F. The market value of securities on loan to broker-dealers at March 31, 2007, was $11,850,000, for which the fund received cash collateral of $12,401,000.

18

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2007	September 30, 2006
	Shares	Shares
	(000)	(000)
Issued	15,019	42,959
Issued in Lieu of Cash Distributions	3,741	5,139
Redeemed	(14,161)	(21,523)
Net Increase (Decrease) in Shares Outstanding	4,599	26,575

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,060.69	$1.90
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	1.87

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

21

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Chair of the Investment Committee of
HighVista Strategies LLC (prvate investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004),Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
147 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by
the fund’s current prospectus.
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1242 052007

Vanguard® Capital Value Fund

> Semiannual Report

March 31, 2007

>	Vanguard Capital Value Fund produced an excellent return of 16.3% for the first half of its fiscal year, well above gains for its comparative benchmarks.

>	Rebounding stocks for airlines and automotive-part suppliers were among the top performers.

>	The portfolio’s information technology stocks continued to perform well.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	19
Trustees Approve Advisory Agreement	21
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Capital Value Fund	16.3%
Russell 3000 Value Index	9.5
Average Multi-Cap Value Fund[1]	8.9
Dow Jones Wilshire 5000 Index	8.9

Your Fund's Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$12.40	$13.18	$0.130	$1.067

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund generated an impressive return of 16.3% for the first half of its fiscal year. The gain was significantly higher than that of its benchmark index and of the average return among peer funds for the six months ended March 31, 2007.

The fund invests in some of the most unloved companies in the stock market. During the period, a number of its largest holdings found renewed favor with investors after paring costs, making acquisitions, or being acquired. The largest contributors to performance included two automotive-parts suppliers, an airline, and two makers of agricultural equipment.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

2

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Selections in consumer categories boosted Capital Value’s gains

Wellington Management Company, your fund’s investment advisor, has the latitude to stray widely from the fund’s benchmark index to heavily weight stocks that have temporarily lost the confidence of investors. Using a bottom-up research and stock-selection process, the advisor builds a fairly focused portfolio—it contained 92 stocks at the end of the period.

For the half-year, many of these positions did very well, particularly in the consumer discretionary, consumer staples, and industrials sectors. Gains in consumer discretionary came largely from five stocks that averaged a weighting of nearly 13% in the portfolio during the half-year. Auto-parts companies Lear and American Axle & Manufacturing Holdings rose 76% and

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1 Annualized.

3

66%, respectively, during the six months. Both companies benefited from cost-cutting and improved operating efficiency. In addition, Lear’s largest shareholder, Carl Icahn, announced plans to buy the company.

The three other companies represented “old media” and “new media.” Yellow Pages publisher R.H. Donnelley climbed 34% as recent acquisitions provided cost savings; Comcast benefited from the success of its bundled phone, internet, and cable TV service; and Cinram International saw strong demand for its DVD and CD-ROM products.

In both consumer staples and industrials, some of the top performers were companies that are benefiting from the spike in demand for biofuels, including equipment makers Deere and AGCO, as well as Bunge, which produces oilseeds and fertilizer. In addition, United Airlines parent UAL saw its stock soar as operating efficiency improved and demand strengthened following its emergence from bankruptcy protection. Talks of industry consolidation have also helped airline stocks.

The advisor’s sizable commitment to information technology stocks continued to pay off. Networking equipment maker Cisco Systems and Avnet, a distributor of computer and electrical components, led the group.

There were few areas of weakness in the advisor’s selections. An overweighting in health care stocks provided little return,

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Value Fund
Capital Value Fund	0.55%	1.31%

1 Fund expense ratio reflects the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

as those stocks lagged the market during the period. The energy stocks selected for the portfolio were underperformers for the half-year.

With fund’s contrarian streak, investors must remain steady at the wheel

Since Capital Value’s 2001 inception, there have been years when the fund has fallen more than its index has declined, and years when it has soared more than its index has climbed. The advisor’s consistent focus on stocks and sectors deemed undervalued by the market can lead to increased fund volatility.

For this reason, investors in the fund need to be comfortable making a long-term commitment. The advisor’s strong contrarian streak may test your nerves at times, but it can also potentially enhance the performance of a portfolio that provides broad-based exposure to U.S. and international stock markets and the bond market.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 19, 2007

5

Advisor’s Report

During the first six months of fiscal year 2007, Vanguard Capital Value Fund earned 16.3%, meaningfully better than the 9.5% return of the Russell 3000 Value Index and the 8.9% average return of the fund’s multi-cap value peer group.

Our successes and shortfalls

The Capital Value Fund’s strong absolute and relative performance was driven primarily by good stock selection within the industrials, consumer discretionary, and consumer staples sectors.

Within the industrials sector, numerous holdings performed well, including those representing airlines (UAL and US Airways), agricultural equipment (AGCO and Deere), and aerospace (Goodrich).

In the consumer discretionary sector, our purchases of several auto-parts stocks on weakness during the past year finally paid dividends, with American Axle & Manufacturing, Lear, and TRW Automotive contributing more than 200 basis points of relative outperformance. Yellow Pages publisher R.H. Donnelley was also a solid contributor.

In consumer staples, a sector where we often struggle to find significantly undervalued stocks, we generated more than 100 basis points of outperformance through our holdings in Bunge, Marine Harvest, and Unilever.

Another notable contributor was Avnet, a technology distribution company we purchased last summer. The stock appreciated more than 80% during the period and contributed more than 100 basis points of performance in the information technology sector. Fortunately, we had very few fundamental disappointments during the past six months, particularly among our larger positions, minimizing any drag on portfolio returns.

The four worst-performing sectors in the Dow Jones Wilshire 5000 Index during the past six months were health care, financials, consumer staples, and information technology. Unsurprisingly, our largest net purchases occurred in these sectors. Our largest overweighted positions continued to be in consumer discretionary and materials, though we did reduce our exposure during the period as a result of profit-taking. We remain significantly underweighted in financials, where we find above-average historical valuations and above-normal return-on-equity ratios, a combination that has produced a shortage of attractively valued stocks, though some have recently become more interesting. We continue to be underweighted in the energy sector, though we have used weakness in natural gas-related stocks to increase our energy exposure at attractive valuations. We do not own utilities, as they remain expensive, in our view.

Our investment philosophy

Our investment philosophy is based on the belief that markets are efficient over the long term but tend to exaggerate current trends and overreact to new information over short and intermediate time periods.

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This is even truer today with the explosion of hedge funds, which tend to have very short time horizons. We try to assess the fair value of a company when viewed in a long-term context, and we seek to take advantage of market-price dislocations that result from the market’s shorter-term focus. Since we are by nature contrarian and have a longer investment horizon than the market, the fund’s investment results can differ significantly from broad market and value-style indexes in any given quarter or year; over the longer term, we strive to outperform both.

Our outlook and strategy

We expect continued moderation in U.S. economic growth, though this should be partially offset by continued solid growth in other parts of the world, particularly in emerging markets. The U.S. residential construction market is likely to remain weak throughout 2007 and into 2008, as the excesses of 2005 and 2006 get worked off. The housing weakness will continue to depress the entire residential construction supply chain. However, given the fairly tight U.S. labor market, this softness will help mitigate unit labor cost pressures that have been building in the economy. We are watchful of mounting inflationary pressures resulting from rapidly rising food commodity prices, a tight labor market, and a weak U.S. dollar. We believe these pressures are likely to prevent the Federal Reserve Board from reducing short-term interest rates anytime soon.

The current implosion of the U.S. subprime mortgage industry—which was overdue, in our view—is bound to exert further downward pressure on residential construction. The sharp reduction in credit available to subprime borrowers will have negative consequences for consumer spending. However, the impact should be manageable as long as credit stays widely available elsewhere in the economy and unemployment continues at a low level.

Our biggest concern remains the possibility of an extraneous shock to the global economy (such as a major oil-supply disruption, a trade war with China, the rapid unwinding of the yen carry-trade, or the broadening of hostilities in the Middle East, to name a few) that would cause global liquidity to contract rapidly. To mitigate the negative impact on the portfolio from such a scenario, we continue to focus on company balance sheets and, more importantly, on the term structure of debt maturities.

Even with the strong performance of the portfolio over the past six months, we are pleased with the portfolio’s current stable of attractively valued stocks and continue to find good values as we rummage through the market’s trash bin.

David R. Fassnacht, Senior Vice President

Wellington Management Company, LLP

April 23, 2007

7

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	92	1,916	4,948
Median Market Cap	$8.4B	$36.0B	$30.6B
Price/Earnings Ratio	23.5x	14.9x	17.6x
Price/Book Ratio	2.2x	2.1x	2.8x
Yield	1.0%	2.4%	1.7%
Return on Equity	12.7%	17.0%	16.9%
Earnings Growth Rate	14.5%	18.5%	20.8%
Foreign Holdings	19.7%	0.0%	0.7%
Turnover Rate	49%[3]	—	—
Expense Ratio	0.55%[3]	—	—
Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16%	9%	12%
Consumer Staples	5	8	9
Energy	4	13	9
Financials	13	35	22
Health Care	14	7	11
Industrials	13	7	11
Information Technology	19	4	15
Materials	9	4	4
Telecommunication Services	4	6	3
Utilities	0	7	4
Short-Term Reserves	3%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.73	0.83
Beta	1.18	1.16

Ten Largest Holdings[5] (% of total net assets)

Sanofi-Aventis	pharmaceuticals	4.8%
Cisco Systems, Inc.	communications equipment	4.4
Cinram International Income Fund	movies and entertainment	3.5
Sprint Nextel Corp.	telecommunications	3.2
UAL Corp.	airlines	3.0
R.H. Donnelley Corp.	publishing	2.8
Wyeth	pharmaceuticals	2.6
Goodrich Corp.	aerospace and defense	2.2
American Axle & Manufacturing Holdings, Inc.	auto parts and equipment	1.9
Newfield Exploration Co.	oil, gas, and consumable fuels	1.9
Top Ten		30.3%

Investment Focus

1 Russell 3000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other items used here, see the Glossary on page 23.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 17, 2001–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Five Years	Since Inception
Capital Value Fund	12/17/2001	16.97%	9.24%	8.70%

1 Six months ended March 31, 2007.

Note: See Financial Highlights table on page 15 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.3%)
Consumer Discretionary (16.4%)
	Cinram International Income Fund	1,007,200	21,172
*	R.H. Donnelley Corp.	236,759	16,784
	American Axle & Manufacturing Holdings, Inc.	427,700	11,698
	Home Depot, Inc.	271,700	9,982
*	Comcast Corp. Special Class A	344,600	8,777
	Entercom Communications Corp.	242,200	6,825
	Foot Locker, Inc.	288,200	6,788
	Circuit City Stores, Inc.	278,400	5,159
*	Viacom Inc. Class B	101,700	4,181
	MDC Holdings, Inc.	53,900	2,591
	Cablevision Systems NY Group Class A	75,000	2,282
*	Lear Corp.	57,000	2,081
*	TRW Automotive Holdings Corp.	37,700	1,313
			99,633
Consumer Staples (5.3%)
	Bunge Ltd.	115,100	9,464
	Japan Tobacco, Inc.	1,582	7,740
	Unilever NV	252,758	7,356
*	Marine Harvest	5,234,000	6,085
	Unilever NV ADR	54,600	1,595
	Avon Products, Inc.	700	26
			32,266
Energy (4.0%)
*	Newfield Exploration Co.	277,300	11,567
	Talisman Energy, Inc.	165,200	2,901
	EnCana Corp.	48,110	2,436
	Devon Energy Corp.	32,200	2,229
*	Petro-Canada	45,200	1,769
* [1]	Brazil Ecodiesel ADR	328,500	1,469

			Market
			Value•
		Shares	($000)
	Brasil Ecodiesel Industria e Comercia de Biocombustiveis e Oleos
*	Vegetais SA	288,800	1,292
	Petroleo Brasileiro Series A ADR	8,500	759
			24,422
Financials (12.5%)
	Bank of America Corp.	195,869	9,993
	UBS AG–New	167,600	9,960
	ACE Ltd.	166,200	9,483
*	Genesis Lease Ltd ADR	353,700	9,249
	KKR Financial Corp. REIT	288,100	7,903
* [1]	Solar Cayman Ltd. Private Placement	370,800	5,562
*	E*TRADE Financial Corp.	236,900	5,027
	Platinum Underwriters Holdings, Ltd.	136,100	4,366
	CIT Group Inc.	72,500	3,837
	MVC Capital, Inc.	226,200	3,540
	Capital One Financial Corp.	44,100	3,328
	American International Group, Inc.	31,500	2,117
*	TD Ameritrade Holding Corp.	82,000	1,220
			75,585
Health Care (14.0%)
	Wyeth	315,200	15,769
	Sanofi-Aventis	169,991	14,740
	Sanofi-Aventis ADR	333,700	14,519
	Cooper Cos., Inc.	221,900	10,789
*	Impax Laboratories, Inc.	835,500	8,539
	Bristol-Myers Squibb Co.	216,000	5,996
*	Theravance, Inc.	156,800	4,626
	Astellas Pharma Inc.	100,500	4,311
*	Alkermes, Inc.	191,000	2,949
	Aetna Inc.	55,700	2,439
			84,677

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			Market
			Value•
		Shares	($000)
Industrials (12.8%)
*	UAL Corp.	479,037	18,285
	Goodrich Corp.	261,900	13,483
*	AGCO Corp.	250,100	9,246
*	US Airways Group Inc. Private Placement	170,824	7,769
	Deere & Co.	68,100	7,398
	UAP Holding Corp.	197,400	5,103
	American Standard Cos., Inc.	85,100	4,512
*	Avis Budget Group, Inc.	120,600	3,295
*	Copart, Inc.	98,400	2,756
*	Alliant Techsystems, Inc.	27,500	2,418
	Walter Industries, Inc.	56,000	1,386
	Mueller Water Products, Inc.	90,722	1,215
*	US Airways Group Inc.	17,000	773
			77,639
Information Technology (18.6%)
*	Cisco Systems, Inc.	1,044,200	26,658
	Microsoft Corp.	411,900	11,480
*	Sun Microsystems, Inc.	1,436,500	8,633
*	Fairchild Semiconductor International, Inc.	397,900	6,653
*	Avnet, Inc.	181,900	6,574
*	Flextronics International Ltd.	565,700	6,189
*	Symantec Corp.	349,300	6,043
*	CACI International, Inc.	123,500	5,787
	LM Ericsson Telephone Co. ADR Class B	149,700	5,552
	KLA-Tencor Corp.	104,000	5,545
*	Nortel Networks Corp.	201,262	4,840
	Seagate Technology	171,500	3,996
*	Powerwave Technologies, Inc.	647,600	3,685
*	Corning, Inc.	145,238	3,303
*	Arrow Electronics, Inc.	82,900	3,129
	Texas Instruments, Inc.	95,700	2,881
*	Unisys Corp.	257,700	2,172
			113,120
Materials (9.3%)
	Cytec Industries, Inc.	189,800	10,674
	Alcoa Inc.	279,000	9,458
	Chemtura Corp.	776,700	8,489
	E.I. du Pont de Nemours & Co.	147,900	7,311
	Celanese Corp. Series A	234,900	7,244
*	Owens-Illinois, Inc.	202,600	5,221
*	Smurfit-Stone Container Corp.	376,812	4,243
*	Century Aluminum Co.	57,500	2,696
	FMC Corp.	18,500	1,395
			56,731

Market
Value•
Shares	($000)
Telecommunication Services (3.5%)
Sprint Nextel Corp.	1,017,712	19,296
Embarq Corp.	35,345	1,992
21,288
Other (0.9%)
2	Miscellaneous Securities	5,746
Total Common Stocks
(Cost $499,365)	591,107

Face
Amount
($000)
Temporary Cash Investment (2.9%)
Repurchase Agreement
Deutsche Bank Securities Inc. 5.000%–6.500%, 4/2/07
(Dated 3/30/07, Repurchase Value $17,308,000,
collateralized by Federal Home Loan Mortgage Corp.
5.38%, 8/1/35–1/1/37)	17,300	17,300
Total Temporary Cash Investment
(Cost $17,300)	17,300
Total Investments (100.2%)
(Cost $516,665)	608,407
Other Assets and Liabilities (–0.2%)
Other Assets—Note C	5,827
Liabilities	(7,294)
(1,467)
Net Assets (100%)
Applicable to 46,042,634 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	606,940
Net Asset Value Per Share	$13.18

11

At March 31, 2007, net assets consisted of:[3]
	Amount	Per
	($000)	Share
Paid-in Capital	493,126	$10.71
Undistributed Net
Investment Income	766.02
Accumulated Net
Realized Gains	21,297.46
Unrealized Appreciation
Investment Securities	91,742	1.99
Foreign Currencies	9	—
Net Assets	606,940	$13.18

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate value of these securities was $7,031,000, representing 1.16% of net assets.

2 Securities representing up to 5% of the market value of unaffiliated securities are permitted to be combined and reported as “miscellaneous securities” provided that they have been held for less than one year and not previously reported by name.

3 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

12

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends[1]	4,079
Interest	276
Security Lending	19
Total Income	4,374
Expenses
Investment Advisory Fees—Note B
Basic Fee	578
Performance Adjustment	83
The Vanguard Group—Note C
Management and Administrative	698
Marketing and Distribution	41
Custodian Fees	6
Shareholders’ Reports	7
Total Expenses	1,413
Expenses Paid Indirectly—Note D	(12)
Net Expenses	1,401
Net Investment Income	2,973
Realized Net Gain (Loss)
Investment Securities Sold	26,355
Foreign Currencies	(2)
Realized Net Gain (Loss)	26,353
Change in Unrealized Appreciation (Depreciation)
Investment Securities	42,558
Foreign Currencies	2
Change in Unrealized Appreciation (Depreciation)	42,560
Net Increase (Decrease) in Net Assets Resulting from Operations	71,886

1 Dividends are net of foreign withholding taxes of $82,000.

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Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,973	4,388
Realized Net Gain (Loss)	26,353	37,951
Change in Unrealized Appreciation (Depreciation)	42,560	5,362
Net Increase (Decrease) in Net Assets Resulting from Operations	71,886	47,701
Distributions
Net Investment Income	(4,649)	(3,542)
Realized Capital Gain[1]	(38,159)	(16,826)
Total Distributions	(42,808)	(20,368)
Capital Share Transactions—Note G
Issued	141,842	61,832
Issued in Lieu of Cash Distributions	39,789	18,805
Redeemed	(41,043)	(98,118)
Net Increase (Decrease) from Capital Share Transactions	140,588	(17,481)
Total Increase (Decrease)	169,666	9,852
Net Assets
Beginning of Period	437,274	427,422
End of Period[2]	606,940	437,274

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $215,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $766,000 and $2,444,000.

14

Financial Highlights

	Six Months					Dec. 17,
	Ended					2001[1] to
For a Share Outstanding	Mar. 31	Year Ended September 30,				Sept. 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.40	$11.64	$10.42	$9.05	$6.68	$10.00
Investment Operations
Net Investment Income	.080	.120	.12[2]	.09	.06	.05
Net Realized and Unrealized
Gain (Loss) on Investments	1.897	1.215	1.23	1.34	2.38	(3.37)
Total from Investment Operations	1.977	1.335	1.35	1.43	2.44	(3.32)
Distributions
Dividends from Net Investment Income	(.130)	(.100)	(.13)	(.06)	(.07)	—
Distributions from Realized Capital Gains	(1.067)	(.475)	—	—	—	—
Total Distributions	(1.197)	(.575)	(.13)	(.06)	(.07)	—
Net Asset Value, End of Period	$13.18	$12.40	$11.64	$10.42	$9.05	$ 6.68

Total Return	16.31%	11.77%	12.98%	15.82%	36.78%	–33.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$607	$437	$427	$410	$292	$187
Ratio of Total Expenses to
Average Net Assets[3]	0.55%*	0.61%	0.59%	0.53%	0.53%	0.54%*
Ratio of Net Investment Income to
Average Net Assets	1.17%*	1.02%	1.01%[2]	0.95%	0.82%	0.77%*
Portfolio Turnover Rate	49%*	47%	46%	40%	40%	40%

1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.17%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.08%, 0.07%, 0.00%, (0.05%), and 0.00%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Malvern Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

16

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones Wilshire 5000 Index. For the six months ended March 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before an increase of $83,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $53,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $11,000 and custodian fees by $1,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2007, the fund realized net foreign currency losses of $2,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

17

At March 31, 2007, the cost of investment securities for tax purposes was $516,665,000. Net unrealized appreciation of investment securities for tax purposes was $91,742,000, consisting of unrealized gains of $100,461,000 on securities that had risen in value since their purchase and $8,719,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2007, the fund purchased $208,723,000 of investment securities and sold $122,057,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2007	September 30, 2006
	Shares	Shares
	(000)	(000)
Issued	10,795	5,138
Issued in Lieu of Cash Distributions	3,133	1,610
Redeemed	(3,145)	(8,221)
Net Increase (Decrease) in Shares Outstanding	10,783	(1,473)

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

18

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,163.08	$2.97
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.19	2.77

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent fiscal half-year. The fund’s annualized six-month expense ratios for that period are 0.55%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six month period, then divided by the number of days in the most recent 12-month period.

19

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

20

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Value Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that retaining Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

The board approved changes to Wellington Management’s base-fee and performance-adjustment schedules. The asset-based advisory fee now will be based on the average daily net assets of the fund rather than on the average month-end net assets. The performance schedule now will be based on a “linear” rather than a “step” approach. The board concluded that linear adjustments better align the interests of an advisor with those of the fund shareholders because the advisor’s compensation is more closely linked to its performance.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2001, and took into account the organizational depth and stability of the advisory firm. The board noted that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The firm has advised the fund since its inception.

Using an opportunistic approach, the fund’s advisor invests in out-of-favor stocks that offer longer-term earnings growth projections comparable to those of the market averages. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The bottom-up process is augmented by intense fundamental analysis by the management team, which in turn is supported by Wellington Management’s deep industry research capabilities.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s performance since inception, noting that the fund has performed in line with expectations, and its results have been consistent with its opportunistic investment strategy. The board also noted that the fund has trailed its benchmark but that it has been competitive versus the broad market and the average return of its peer group during the period. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was significantly lower than the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider the profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

21

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule, which reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

22

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Chair of the Investment Committee of
HighVista Strategies LLC (prvate investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004),Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
147 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.

Text Telephone for the	All comparative mutual fund data are from Lipper Inc.
Hearing-Impaired > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3282 052007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

VANGUARD MALVERN FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2007

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.